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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2003



                         LUMINANT WORLDWIDE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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

           DELAWARE                         000-26977                             75-2783690
 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                          520 POST OAK BLVD, SUITE 320
                              HOUSTON, TEXAS 77027
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 418-7120
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         The following information is being furnished in connection with the order confirming the Plan.

         (1) The order confirming the Joint Plan of Liquidation of Luminant Worldwide Corporation, dated June 26, 2002, as amended or modified (the "Plan") was signed by the United States Bankruptcy Court for the Southern District of Texas (the "Court").

         (2) The Court signed the order confirming the Plan on January 3, 2003, and this order was entered into the Court's docket on January 7, 2003.

         (3) The following is a fair summarization of other material features of the Plan, the terms of which are incorporated by reference into this Form 8-K. To the extent, if any, that this summary conflicts with the terms of the Plan, the terms of the Plan shall control. Capitalized terms used in this summary and not defined herein are given the meaning attributed to them in the Plan, which is attached as Exhibit 2.1 to this Form 8-K.

         The Plan became effective (the "Effective Date") when all conditions precedent to its effectiveness, as set forth in Section 17.1 of the Plan, were satisfied or waived, which Effective Date occurred on January 8, 2003.

         Pursuant to the Plan, the Estates shall be substantively consolidated and (i) all assets and liabilities of the Debtors shall be deemed merged, (ii) all guarantees by one of the Debtors of the obligations of any of the other Debtors will be deemed eliminated so that any Claim against any of the Debtors and any guaranty thereof executed by any other of the Debtors and any joint or several liability of any of the Debtors will be deemed to be one obligation of the Debtors, and (iii) each and every Claim filed or to be filed in the Chapter 11 Cases of any of the Debtors will be deemed filed against the Debtors and will be deemed one Claim against and a single obligation of the Debtors.

         On confirmation of the Plan, the rights afforded in the Plan and the treatment of all Claims and Interests are in exchange for, and in complete satisfaction of, all debts and Claims against the Debtors and any of the Estate Property, including the Available Cash. Except as provided in the Plan, on the Effective Date, any judgment rendered against the Debtors, to the extent that such judgment is a determination of liability of the Debtors concerning any discharged debt or Claim, is rendered null and void.

         On the Effective Date, or as soon as practicable thereafter, the Plan Agents, on behalf of the Liquidating Debtors, shall establish the following
Reserves:

                  (a) Disputed Claim Reserve shall (i) be created for the Disputed Claim Reserve funded with Available Cash in an amount equal to the Distributions reserved for the holders of Disputed Claim, (ii) be held in trust for the benefit of holders of Disputed Claims and Allowed Claims whose Distributions are unclaimed, and (iii) become part of the Available Cash or Estate Property free and clear of any liens, claims, interest, or


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         other encumbrances, if the Court disallows the Disputed Claim to be distributed in accordance with the Plan.

                  (b) Operating Reserve shall be funded periodically with Available Cash in an amount determined by the Plan Agents, to be reasonably necessary to pay anticipated Liquidation Costs, fund litigation, fund contingent liabilities, and otherwise conduct the affairs of the Liquidating Debtors.

                  (c) Professional Fee Reserve shall (i) be used for the payment of Allowed Professional Fee Claims, (ii) be dissolved once all required payments have been made, (iii) be held in the same back account as the Operating Reserve, and (iv) become Available Cash under the Plan after all required payments have been made.

         Unclassified Claims, consisting of Allowed Administrative Claims, Allowed Priority Unsecured Tax Claims and Professional Fee Claims, will be paid as follows:

                  (a) Except as otherwise in the Plan, on the later of the Initial Distribution Date or within ten (10) days after the Allowance Date, except to the extent that a holder of an Allowed Administrative Claim and the Plan Agents agree to a different treatment of such Claim, Liquidating Debtors shall pay to each holder of and Allowed Administrative Claim, Cash in an amount equal to such Claim, provided, however, that Allowed Administrative Claims representing liabilities incurred in the ordinary course of business by the Debtors or liabilities arising under loans or advances to or other obligations incurred by the Debtors shall be assumed and paid by Liquidating Debtors in the ordinary course of business, consistent with past practice and in accordance with any agreements relating to such transactions.

                  (b) On the later of the Initial Distribution Date or within ten (10) days after the Allowance Date, except to the extent that a holder of an Allowed Priority Unsecured Tax Claim agrees to a different treatment of such Claim, Liquidating Debtors shall, at their option, pay to each holder of an Allowed Priority Unsecured Tax Claim that is payable on or before the Effective Date either (i) Cash in an amount equal to such Claim, or (ii) deferred annual cash payments over a period not exceeding six (6) years after the date of assessment of such claim, of a value, as of the Effective Date, equal to the Allowed amount of such Claim.

                  (c) Professional Fee Claims for which (i) requests for payment are filed with the Bankruptcy Court and served on the Debtors, the U.
         S. Trustee and the Committee within twenty (20) days after the Confirmation Date, may be paid by the Liquidating Debtors in the ordinary course of business and (ii) application or request for payment is not filed within that time period shall be discharged and forever barred.

         Unimpaired Classes of Claims, consisting of Allowed Priority Unsecured Non-Tax Claims and Allowed Secured Claims shall be paid as follows:

                  (a) On the Initial Distribution Date, except to the extent that a holder of an Allowed Priority Unsecured Non-Tax Claim and the Plan Agents agree to a different treatment of such Claim, or except to the extent that such Claim is not due and payable on or before


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         the Effective Date, each Allowed Priority Unsecured Non-Tax Claim shall be paid in full, in cash from the Available Cash and all Allowed Priority Unsecured Non-Tax Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof.

                  (b) Each holder of an Allowed Secured Claim shall, in full satisfaction, settlement, release, and discharge of and in exchange for such Claim, in the sole and absolute discretion of the Liquidating Debtors, be entitled to any one or a combination of any of the following: (i) receive on the Initial Distribution Date, or ten (10) days after the Claim's Allowance Date, whichever is later, Cash in an amount equal to such Allowed Secured Claim, (ii) receive deferred Cash payments totaling at least the allowed amount of such Allowed Secured Claim, of a value, as of the Effective Date, of at least the value of such holder's interest in the Estate's interest in the Collateral securing the Allowed Secured Claim, (iii) upon abandonment by the Liquidating Debtors, receive all or a portion of the Collateral securing such holder's Allowed Secured Claim, (iv) receive payments or Liens amounting to the indubitable equivalent of the value of such holder's interest in the Estate's interest in the Collateral securing the Allowed Secured Claim, or (v) receive such other treatment as the Plan Agents and such holder shall have agreed upon in writing.

         Impaired Classes of Claims, including General Unsecured Claims, Allowed Subordinated Claims and Interests in Debtors, will be treated as follows:

                  (a) Each holder of an Allowed Class 3 General Unsecured Claim shall receive its Pro Rata share of Available Cash on the Initial Distribution Date and each holder of a Class 3 General Unsecured Claim that is a Disputed Claim that later becomes an Allowed Claim (i) will receive from the Disputed Claim Reserve, 10 days after it is allowed, the Pro Rata share of Available Cash that it would have received prior to the Claim's allowance had the Claim been an Allowed Claim since the Effective Date and (ii) thereafter, such Claim will share in Distributions with the other Allowed Class 3 General Unsecured Claims.

                  (b) Holders of Allowed Class 4 Subordinated Claims shall not be entitled to receive any Distributions under the Plan.

                  (c) On the Effective Date, all Class 5 Interests shall be cancelled in accordance with Section 7.2.1 of the Plan, and holders of such Interests shall not be entitled to receive any Distribution under the Plan.

         On the Effective Date, all executory contracts and unexpired leases (the "Contracts and Leases") of the Debtors will be rejected, except for such Contracts and Leases that have already been rejected by order of the Bankruptcy Court. Any Claims arising out of the rejection of any of the Debtors' executory contracts and unexpired leases that are not filed within thirty (30) days after the Confirmation Date (or a shorter applicable period) shall be extinguished and forever barred, and therefore will not receive any Distributions under the Plan.

         The obligations of the Debtors and Liquidating Debtors, to indemnify, defend, reimburse or limit the liability of directors or officers who were or are directors or officers of the Debtors at

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any time, against any claims or causes of action as provided in the Debtors'
certificate of incorporation, by-laws, applicable state law, contract, or otherwise shall not survive confirmation of the Plan and shall be discharged, other than the General Plan Agent and H. Malcolm Lovett, Jr. in his role as the sole officer and director and financial advisor or in any other capacity of the Debtors prior to the Effective Date.

         Except as provided in the Confirmation Order, as of the Effective Date, all Persons that have held, currently hold, or may hold, a Claim, an Interest, other debt or liability or other right of an equity security holder that is terminated pursuant to the terms of the Plan are permanently enjoined from taking any of the following actions against the Debtors or Liquidating Debtors, their Estates, H. Malcolm Lovett, Jr. or the Plan Agents, in their role in any capacity of the Liquidating Debtors, or their property on account of any such discharged Claims, debts, or liabilities or terminated Interests or rights: (i) commencing or continuing, in any manner or in any place, any action or other proceeding; (ii) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order; (iii) creating, perfecting, or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation, or recoupment of any kind against any debt, liability, or obligation due to the Liquidating Debtors; or (v) commencing or continuing any action, in any manner, in any place, that does not comply with or is inconsistent with the provisions of the Plan.

         (4) On the Effective Date, all of the then-existing Interests in the Debtors (other than those held by the Debtors themselves) shall be cancelled, and the Liquidating Debtors shall authorize and issue only 3,000 shares of its common stock, $1.00 par value, to the Plan Agents equally to be held and voted in accordance with the Plan. The Plan Agents, as the record owners of 100% of the issued and outstanding shares of capital stock of the Liquidating Debtors, shall hold such stock for the benefit of the holders of Allowed Claims against the Debtors. The Plan Agents shall vote such shares at all appropriate times to elect themselves as the sole directors and officers of the Liquidating Debtors and otherwise to implement the terms and provisions of the Plan.

         In accordance with section 7.1.1 of the Plan, H. Malcolm Lovett, Jr. ("Lovett") is approved as the General Plan Agent under the Plan and the two Limited Plan Agents approved to serve will be: (1) Calvin Carter ("Carter"); and
(2) Kim Rozman ("Rozman"). The Limited Plan Agents shall, without breach of any duty, fiduciary or otherwise, cede any and all duties or responsibilities as Plan Agent to the General Plan Agent, subject to their right to revoke such deferral at any time. Pursuant to the Plan, Lovett shall continue to be paid monthly after the Confirmation Date at the same rates he was paid prior to the Confirmation Date subject to normal increases. The Limited Plan Agents will receive no compensation but will be reimbursed for reasonable expenses incurred in their role as Limited Plan Agents. The terms and conditions of the fee arrangement outlined in this paragraph governing Lovett, Carter and Rozman's compensation as the Plan Agents are approved.

         On the Effective Date, Lovett is specifically authorized, empowered, and directed to take any and all actions necessary to implement, effectuate, and consummate the Plan or the terms of the Confirmation Order and the transactions respectively contemplated in those documents, or otherwise perform the duties as General Plan Agent outlined in the Plan, all in accordance with the terms of the Plan and the Confirmation Order.


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         (5) Information as to the assets and liabilities of the registrant as of the most recent practicable date to the date the order confirming the Plan was entered, is included in the monthly operating reports for December 2002, included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.

(c)  EXHIBITS



Exhibit 2.1 --  Joint Plan of Liquidation of Luminant Worldwide Corporation,
                Debtors, dated June 26, 2002.

Exhibit 2.2 --  Order Confirming the Joint Plan of Liquidation of Luminant
                Worldwide Corporation, Debtors dated January 3, 2003.

Exhibit 99.1 -- Monthly Operating Report for December 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LUMINANT WORLDWIDE CORPORATION

Date:  February 18, 2003

                                           By:     /s/ H. MALCOLM LOVETT, JR.
                                                   -----------------------------
                                           Name:   H. Malcolm Lovett, Jr.
                                           Title:  General Plan Agent




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                                  EXHIBIT INDEX



Exhibit 2.1 --  Joint Plan of Liquidation of Luminant Worldwide Corporation,
                Debtors, dated June 26, 2002.

Exhibit 2.2 --  Order Confirming the Joint Plan of Liquidation of Luminant
                Worldwide Corporation, Debtors dated January 3, 2003.

Exhibit 99.1 -- Monthly Operating Report for December 2002.